United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 30, 2023

Date of Report (Date of earliest event reported)

American Acquisition Opportunity Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AMAOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On October 30, 2023, the Company held a Special Meeting of Stockholders (the “Special Meeting”). The record date for the stockholders entitled to notice of, and to vote at, the Special Meeting was October 18 2023. At the close of business on that date, the Company had 3,074,568 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 3,074,568 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 2,758,495 shares (or 89.72%), constituting a quorum, were represented in person or by proxy at the Special Meeting. At the Special Meeting, five proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on October 20, 2023. The Adjournment Proposal (Proposal 5) was not voted on at the Special Meeting. The final voting results were as follows:

1.Business Combination Proposal--a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 28, 2022, amended on November 27, 2022 and further amended on April 28, 2023 (referred to as the “Business Combination Agreement”), by and among American Acquisition Opportunity, Royalty Management Corporation, a Indiana corporation (“Royalty”), and Royalty Merger Sub, Inc., an Indiana corporation and a wholly owned subsidiary of American Acquisition Opportunity (“Merger Sub”), and the transactions contemplated thereby, pursuant to which American Acquisition Opportunity will issue shares of its Class A common stock, par value $0.0001 per share of (“American Acquisition Opportunity Class A Common Stock”) to holders of the common stock, par value $0.001 per share of Royalty and Merger Sub will merge with and into Royalty, with Royalty surviving the merger and becoming a wholly-owned direct subsidiary of American Acquisition Opportunity. This proposal is referred to as the “Business Combination Proposal.”

Stockholders approved the Business Combination Approval. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,747,946	10,449	100

2. Charter Proposal -- to approve an amended and restated certificate of incorporation of American Acquisition Opportunity, a copy of which is attached to the proxy statement/prospectus filed with the United States Securities and Exchange Commission  (the “SEC”) on October 20, 2023 as Annex B (the “Amended Charter”).  This proposal is referred to as the “Charter Proposal.”

Stockholders approved the Charter Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,747,946	10,449	100

3.Advisory Charter Proposals-- to consider and vote upon, on a non-binding advisory basis, five separate governance proposals relating to material differences between American Acquisition Opportunity’s amended and restated certificate of incorporation and the Amended Charter to be in effect upon the completion of the Business Combination in accordance with the requirements of the SEC. These proposals are referred to as the “Advisory Proposals” or “Advisory Proposals 3A-3E.”

Stockholders approved the Advisory Charter Proposals. The voting results were as follows:

Advisory Proposal 3A: Elimination of Dual-Class Common Charter Amendment - to eliminate the dual classes of American Acquisition Opportunity Common Stock authorized so that the only class of common stock will be the Class A Common Stock; and

FOR	AGAINST	ABSTAIN
2,747,946	10,449	100

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Advisory Proposal 3B: Name Change Amendment – to change American Acquisition Opportunity’s name to “Royalty Management Holding Corporation”; and

FOR	AGAINST	ABSTAIN
2,747,946	10,449	100

Advisory Proposal 3C:Actions by Stockholders Charter Amendment — to require that stockholders only act at annual and special meeting of the corporation and not by written consent; and

FOR	AGAINST	ABSTAIN
2,746,946	10,449	1,100

Advisory Proposal 3D: Corporate Opportunity Charter Amendment — to eliminate the current limitations in place on the corporate opportunity doctrine; and

FOR	AGAINST	ABSTAIN
2,746,946	10,449	1,100

Proposal 3E: Additional Charter Amendments — to approve all other changes including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the closing of the Business Combination.

FOR	AGAINST	ABSTAIN
2,747,946	10,449	100

4. Nasdaq Proposal -- to approve, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of American Acquisition Opportunity Common Stock to Royalty’s stockholders pursuant to the Business Combination Agreement. This proposal is referred to as the “Nasdaq Proposal.”

Stockholders approved the Nasdaq Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,747,946	10,449	100

5. Adjournment Proposal --The Company had solicited proxies in favor a an adjournment proposal which would have given the Company authority to adjourn the meeting to solicit additional proxies. As there were sufficient shares voted in favor of all of the proposals, this proposal was not voted upon at the Special Meeting.

Item 8.01. OTHER EVENTS

In connection with the Charter Proposal Amendment and the Advisory Charter Proposals, respectively, the Company was required to give its stockholders the opportunity to redeem their shares of common stock. Of the 3,074,568 shares of common stock that were outstanding, a total of 221,643 shares exercised their redemption rights and did not subsequently reverse that decision.

Important Information and Where To Find It

In connection with the Merger Agreement and transactions contemplated thereby, the Company has filed relevant materials with the SEC, including a Registration Statement on Form S-4, which included a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY HAS FILED, AND MAY FILE, WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RMC AND THE TRANSACTION. The Registration Statement, definitive proxy statement/prospectus, and other relevant materials in connection with the transaction, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

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Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in the Company will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s prospectus, dated March 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Royalty Management Corporation and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s and RMC’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the shareholders of RMC or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Company’s trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to RMC at the closing should any material redemption requests be made by the Company’s stockholders (since the sources of cash projected in this press release assume that no redemptions will be requested by the Company stockholders); (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) RMC’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust account to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of RMC to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors;(12) risks relating to the successful retention of RMC’s customers; (13) the potential impact that COVID-19 may have on RMC’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (14) the expected duration over which RMC’s balances will fund its operations; (15) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering dated March 22, 2021 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2023

AMERICAN ACQUISITION OPPORTUNITY INC.

By:	/s/ Mark C. Jensen
Name:	Mark C. Jensen
Title:	Chief Executive Officer

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